UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER

THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Juniper Industrial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39129	84-2818047
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14 Fairmount Avenue

Chatham, New Jersey 07928

(Address of principal executive offices, including zip code)

(973) 507-0359

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	JIH.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	JIH	The New York Stock Exchange
Redeemable Warrants	JIH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Juniper Industrial Holdings, Inc. (the “Company” or, after giving effect to the business combination, “Janus International”) held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, Janus Parent, Inc. (“Parent”) (whose name is expected to change to Janus International Group, Inc. upon the closing of the Business Combination), JIH Merger Sub, Inc. (“JIH Merger Sub”), Jade Blocker Merger Sub 1, Inc. (“Blocker Merger Sub 1”), Jade Blocker Merger Sub 2, Inc. (“Blocker Merger Sub 2”), Jade Blocker Merger Sub 3, Inc. (“Blocker Merger Sub 3”), Jade Blocker Merger Sub 4, Inc. (“Blocker Merger Sub 4”), Jade Blocker Merger Sub 5, Inc. (“Blocker Merger Sub 5,” and, together with Blocker Merger Sub 1, Blocker Merger Sub 2, Blocker Merger Sub 3 and Blocker Merger Sub 4, the “Blocker Merger Subs” and together with JIH, JIH Merger Sub, and Parent, the “Parent Parties”), Clearlake Capital Partners IV (AIV-Jupiter) Blocker, Inc. (“Blocker 1”), Clearlake Capital Partners IV (Offshore) (AIV-Jupiter) Blocker, Inc. (“Blocker 2”), Clearlake Capital Partners V (AIV-Jupiter) Blocker, Inc. (“Blocker 3”), Clearlake Capital Partners V (USTE) (AIV-Jupiter) Blocker, Inc. (“Blocker 4”), Clearlake Capital Partners V (Offshore) (AIV-Jupiter) Blocker, Inc. (“Blocker 5,” and, together with Blocker 1, Blocker 2, Blocker 3 and Blocker 4, the “Blockers”), Janus Midco, LLC (“Midco”), Jupiter Management Holdings, LLC, Jupiter Intermediate Holdco, LLC, J.B.I., LLC, and Cascade GP, LLC, solely in its capacity as equityholder representative, as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders on or about May 10, 2021 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Proxy Statement.

As of the close of business on May 4, 2021, the record date for the Special Meeting, there were approximately 34,500,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and 8,625,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”), outstanding. A total of 35,249,793 shares of Common Stock, representing approximately 81.7% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal – To consider and vote upon a proposal to approve the Business Combination and adopt the Business Combination Agreement, dated as of December 21, 2020, as amended by the Amendment to the Business Combination Agreement, dated as of April 6, 2021 (as it may be further amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Parent, Midco, Jupiter Management Holdings, LLC, Jupiter Intermediate Holdco, LLC and the other parties named therein, and the transactions contemplated thereby, pursuant to which (a) JIH Merger Sub will be merged with and into the Company with the Company being the surviving corporation in the merger and a wholly owned subsidiary of Parent, (b) each of the Blocker Merger Subs will be merged with and into the corresponding Blocker with such Blocker being the surviving corporation in each such merger and a wholly owned subsidiary of Parent, (c) each other equityholder of Midco will contribute or sell, as applicable, all of its equity interests in Midco to Parent in exchange for cash and/or shares of common stock of Parent and (d) Parent will contribute all of the equity interests in Midco acquired pursuant to the foregoing transactions to the Company (the transactions contemplated by the foregoing clauses (a)-(d) together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”) such that, as a result of the consummation of the Transactions, Midco will become a direct and indirect wholly owned subsidiary of Parent (the “Business Combination”) (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
1.	34,858,734	108,933	282,126

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of Common Stock represented in person or by proxy at the Special Meeting.

2. The Incentive Plan Proposal – To consider and vote upon a proposal to approve and adopt the Janus International Group, Inc. 2021 Omnibus Incentive Plan (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
2.	24,270,276	10,695,804	283,713

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the votes cast in person or by proxy at the Special Meeting.

Item 8.01 Other Events.

In connection with the Business Combination, holders of 11,150 shares of Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.05 per share, for an aggregate redemption amount of $112,070.65.

IMPORTANT INFORMATION AND WHERE TO FIND IT

This communication is being made in connection with the proposed Business Combination involving Juniper and Janus International under a new holding company, Janus Parent. In connection with the proposed transactions, Janus Parent has filed with the SEC the Registration Statement containing the definitive proxy statement/prospectus. This announcement does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Juniper’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Juniper, Janus International, Janus Parent and the Business Combination. Janus Parent has mailed the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination to shareholders of Juniper as of May 4, 2021 for voting on the proposed Business Combination. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Juniper and Janus Parent may be obtained free of charge from Juniper at www.juniperindustrial.com/investors. Alternatively, these documents can be obtained free of charge by directing a request to: Juniper Industrial Holdings, Inc., 14 Fairmount Avenue, Chatham, New Jersey 07928.

PARTICIPANTS IN THE SOLICITATION

Juniper, Janus Parent and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Juniper’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Juniper is contained in Juniper’s annual report on Form 10-K for the fiscal year-ended December 31, 2020, which is available free of charge at the SEC’s web site at www.sec.gov. In addition, the documents filed by Juniper may be obtained from Juniper as described above under “Important Information and Where to Find It.”

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD LOOKING STATEMENTS

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of the respective management of Janus Parent and Juniper, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Juniper’s filings with the SEC including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” in Part I, Item 1A of Juniper’s Form 10-K for the year ended December 31, 2020 and in Juniper’s other filings. There can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Janus Parent nor Juniper is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written or oral forward-looking statements attributable to Janus Parent or Juniper or persons acting on its behalf are qualified in their entirety by this paragraph.

In addition to factors previously disclosed in Juniper’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) ability to meet the closing conditions to the merger, including approval by stockholders of Juniper on the expected terms and schedule and the risk that any regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; (ii) the occurrence of any event, change or other circumstance that could cause the termination of the merger agreement or a delay in the closing of the merger; (iii) the effect of the announcement or pendency of the proposed merger on Juniper’s business relationships, operating results, and business generally; (iv) failure to realize the benefits expected from the proposed transaction; (v) risks that the proposed merger disrupts Janus International’s current plans and operations and potential difficulties in Janus International’s employee retention as a result of the proposed merger; (vi) the effects of pending and future legislation; (vii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (viii) the amount of the costs, fees, expenses and other charges related to the merger; (ix) risks of the self-storage industry; (x) the highly competitive nature of the self-storage industry and Janus International’s ability to compete therein; (xi) litigation, complaints, and/or adverse publicity; (xii) the ability to meet NYSE’s listing standards following the consummation of the proposed transaction and (xiii) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Juniper and is not intended to form the basis of an investment decision in Juniper. All subsequent written and oral forward-looking statements concerning Janus Parent and Juniper, the proposed transaction or other matters and attributable to Janus Parent and Juniper or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Juniper and Janus Parent undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Industrial Holdings, Inc.

By:	/s/ Brian Cook
Name: Brian Cook Title: Chief Executive Officer and Chief Financial Officer

Dated: June 3, 2021